UNITED STATESSECURITIES AND EXCHANGE COMMISSIONWASHINGTON, D.C.  20549FORM N-CSRCERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENTINVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

2828 Harwood Street

Suite 1900

Dallas, TX 75201

(Address of Principal Executive Offices)(Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

RANGER FUNDS INVESTMENT TRUST

Ranger Small Cap Fund

Institutional Class (RFISX)

Ranger Quest for Income and Growth Fund

Institutional Class (RFIDX)

Ranger Micro Cap Fund

Institutional Class (RFIMX)

RG Tactical Market Neutral Fund

Institutional Class (RFIIX)

ANNUAL REPORT

July 31, 2020

This material must be preceded or accompanied by a prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.rangercapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2020 (UNAUDITED)

Dear Ranger Small Cap Fund Investor,

First, and foremost, we hope that you and your loved ones are safe and healthy. Across the country and around the world, we have all had to adjust to a new normal of doing our part to contain the spread of COVID-19, caused by the novel coronavirus. While we are able to work remotely, with no disruption to our daily management and research work, we do not lose sight of those in our communities that are less fortunate. Many of our friends and neighbors are facing significant health and economic challenges. It is in difficult times, like today, that we see the heart and soul of our communities come together to help each other. Though compromised by social distancing, we are humbled by the collective efforts undertaken by our clients and the companies that we invest in, to not only care for those impacted by the virus, but also assist in efforts to defeat and recover from this health crisis.

While seemingly a distant memory, it is important to remember where we started this past year. The end of 2019 was characterized by strong equity returns that were largely driven by multiple expansion; as earnings growth was challenged. As highlighted in the chart below from our friends at Strategas Research Partners, one may see the degree to which multiple expansion drove performance in 2019:

Contribution to S&P 500 Return:

Earnings Growth versus Multiple Expansion

Therefore, we entered 2020 with valuation risk and market hopes that reduced trade tensions coupled with monetary easing by the Federal Reserve would stimulate economic growth and in turn reaccelerate the revenue and earnings of corporate America. This “cheery consensus” reached its peak in mid-January as the U.S. and China signed their

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2020 (UNAUDITED)

trade agreement. Almost immediately after the signing, concerns about COVID-19 causing a material slowdown in Chinese economic activity began the reversal of the ebullient expectations for 2020 growth. Initial concerns concentrated on the supply side disruption of goods manufactured in China. However, as the virus spread beyond Asia, we transitioned from supply chain concerns to worries over demand side contractions as the U.S. and Europe began taking unprecedented measures to control the spread. The litany of cancellations and actions taken by organizations, cities, states and federal governments grew by the hour; and extensions of these shutdowns and push outs continue.

Not knowing the depth and breadth of the crisis makes economic and business modeling difficult – the future was highly uncertain. Therefore, the resulting sell-off and volatility achieved levels in March only experienced in the deepest market declines of the 1930’s, 1987 and 2008-2009. However, in early April, much of the country began adjusting to a shutdown imposed to contain the spread of COVID-19. As the June quarter progressed, states across the country slowly began a phased approach to resuming activities. As it often does, the equity market anticipated this change in behavior, and the broader market bottomed in late March. We attribute the remarkable market rebound to business activity returning more quickly to levels better than companies and markets feared, and to the massive fiscal and monetary stimulus which helped spur this economic recovery.

Today, the outlook remains difficult to discern and COVID-19 cases in many U.S. states are increasing. However, most investors appear to believe the worst economic outcomes can be avoided using modified social distancing until a vaccine is available, with significant help from monetary and fiscal policy. In addition, many investors view equities as the only alternative in a world where rates are near zero and over $13 trillion in debt globally trades at negative yields.

In addition to this macroeconomic framework, another important point bears mentioning related to business innovation in times of stress. As we visited with management teams and listened to them present on quarterly conference calls over the past four months, it was clear that companies were adapting quickly to the challenges they faced. The stress of the pandemic has forced workers to become more productive and has led companies to invest in technologies and processes that might otherwise have taken years to implement. While this trend could serve as a headwind to the labor market, in the short term, it means that many companies can generate acceptable profitability and returns at lower levels of revenue than previously believed.

During the fiscal year ending July 31, 2020, the Small Cap Fund (RFISX) returned 9.26% net of fees, while its benchmark, the Russell 2000 Growth index, returned 6.00%. Over the past year, with heightened volatility and uncertainty, an unusual combination of factors led index performance. A factor analysis review shows that companies with net losses significantly outperformed those with earnings by 1,780 basis points. Non-earning companies averaged 34.3% of the index weighting and returned 18.8%. This return

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2020 (UNAUDITED)

compares with the 1.0% increase by companies with earnings in the index over the past year. High valuation factors outperformed this past year as investors took shelter in pandemic-resilient business models. As an overwhelming majority of companies retracted projections for 2020, significant uncertainties remain about the shape of an economic recovery particularly in low valuation cyclical industries. With valuation becoming increasingly difficult to model, the market rewarded high growth, high valuation industries such as biotech and cloud-based software companies. The top price-to-sales quintile of the Russell 2000 Growth index returned 56.8%, substantially outperforming the overall index return of 6.0% and the two lowest price-to-sales quintile returns of (26.3%) and (5.7%). Furthermore, we saw outperformance in companies with the highest price-to-cash flow and highest price-to-earnings ratios. The highest price-to-cash flow quintile returned 48.9%. The highest forward twelve-month price-to-earnings quintile returned 47.3%. The only high-quality factor that meaningfully outperformed was balance sheet strength. Companies in the lowest debt-to-equity quintile returned 12.8% compared with the highest quintile return of (2.8%).

Looking at the performance of the Small Cap Fund on a sector basis, the technology, producer durables and consumer discretionary sectors provided the largest outperformance relative to their index components. The sectors which detracted from Small Cap Fund performance on a relative basis were energy, financial services and consumer staples. Ranger remains steadfast in positioning the Small Cap Fund prudently within each sector from both a fundamental and valuation perspective.

As we progress through the September quarter, the research team is intently focused on several big questions during earnings season. First, will companies that suspended guidance in the spring provide revised outlooks when they report earnings? Second, how quickly did business activity recover in May, June and July? And finally, how have current conditions affected hiring, re-hiring, and investment?

Nobody knows if the recent market low in late March represents “the low” in this cycle. If the bear market is indeed over, the four-week market decline would mark the briefest bear market associated with a recession in history, according to our friends at Strategas Research Partners. We believe three primary risks remain that could cause equity markets to remain volatile and retrace recent gains. While none are particularly novel, we believe they are important and worth discussing. First, and most important, is duration risk related to the coronavirus and the associated need for social distancing. Should moderate social distancing protocols prove ineffective, or if vaccine development moves at a slower than anticipated pace, nervous investors could sell equities in a flight to safety. Second, as companies adapt and improve productivity in these challenging times, employees who were furloughed could find themselves unemployed. As the consumer is the engine of economic growth in the U.S., this trend would slow the pace of economic recovery considerably. Finally, we expect volatility associated with the fall elections.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2020 (UNAUDITED)

Despite these challenges, we are confident that our focus on quality small capitalization growth companies positions us well to navigate near-term uncertainty with long-term clarity. We thank you for your trust and confidence in Ranger. Everyone here is fully engaged, and we hope that you see us as a resource.

Conrad Doenges

Chief Investment Officer & Portfolio Manager

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER

JULY 31, 2020 (UNAUDITED)

Dear Ranger Quest for Income & Growth Fund Investor,

The Ranger Quest for Income & Growth Fund (RFIDX) seeks to provide a meaningful, growing stream of income for shareholders, primarily through investment in common stocks. The manager also seeks capital appreciation over time.

For the year ending July 31, the total return on the fund was -4.37%.  During this period the fund’s distribution yield was slightly above 3%, based on the average share price.

Top performers in the portfolio were technology shares including Microsoft (purchased five years ago with a significantly higher yield) and Taiwan Semiconductor (also a long time holding). Laggards during the period were primarily financial shares which, while providing substantial yield for the portfolio, underperformed during the second half of the fiscal year.

Fiscal Year 2020 Performance*
Ranger Quest for Income & Growth Fund – Net	-4.37%
MSCI ACWI	7.76%
MSCI World High Dividend Index	-2.13%
Lipper Global Equity Income Fund Index	-2.94%

*July 31, 2019 – July 31, 2020

The relatively small changes in the fund and benchmarks during the year of course do not tell the whole story of what happened during the period. The period from August through mid-February saw good performance in financial markets and by the fund, as strong economic growth, low interest rates and generally strong earnings all contributed to a positive environment. In mid-February the positive outlook reversed in record time when the Coronavirus spread rapidly from China to the rest of the world. Since that time equity markets fell by 35% before reversing and fully recovering (as of mid-August).

The magnitude of the market recovery has surprised many investors, and certainly been more rapid than we would have expected. It has been particularly perplexing for some because the magnitude of the pandemic which precipitated the selloff has been substantially worse than most of the forecasts from when it began. With the market at a new high as of mid-August, the correction from mid-February through mid-March, just 33 days, now ranks as the shortest bear market in history. (The average length of a bear market is 14 months.)

While we did not expect the rebound to come so quickly, we did advise investors to stay invested during the crisis. We pointed out that while the market cannot predict the future, it does have an uncanny record of anticipating events before they happen, which makes trying to time the market virtually impossible. Consider that the market decline began in February when there were only a few cases of Covid in the U.S. Similarly, the market rally began in late March which coincided with the U.S. going into full lockdown, arguably the point of maximum pessimism.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2020 (UNAUDITED)

The rapid recovery may be attributed to three causes. First, the overwhelming fiscal and monetary response to the crisis was successful (at least for now) in preventing a financial crisis.  In a rare case of bipartisan action, Congress and the president passed a stimulus package which saved jobs, provided relief to those most impacted, and helped millions of businesses remain solvent. At the same time, the Fed did virtually everything possible to preserve the smooth functioning of financial markets. Underestimating the impact of the response to a crisis is one of the most common mistakes that investors make. Too often investors simply look at a negative situation and extrapolate it into a worst-case scenario. In a sense, this is the mirror image of the market bubble in which investors assume that only positive events will take place for the foreseeable future.

Second, there appears to be an increasing consensus that the crisis, while nowhere near over, has an end in sight. Bill Gates said recently that he expects the pandemic to be over in developed countries by the end of 2021 and in developing countries the following year. Having a time frame for an end to the pandemic, however uncertain, makes it possible for market participants to at least consider the post pandemic economy and make forecasts accordingly.

Third, the strength of the technology sector was a significant factor in the market recovery.  Many tech companies were beneficiaries of the significant changes in the economy which were brought on by the pandemic, especially the rapid increase in working and shopping from home. Investors capitalized on this trend while shunning companies hurt by the crisis. The beneficiaries of this trend included the largest capitalization tech shares which have a significant impact on the indices. This has led to one of the biggest disparities in valuation between growth and value shares, something we would expect to lessen as the crisis recedes.

A Final Note

“Don’t chase yield” is one of the most important lessons that dividend investors eventually learn.  Anyone who has done this long enough has a story about a stock that has a yield which seemed too good to be true and turned out to be just that. We would add a related piece of advice: know whether you are an equity or a credit investor. This is important because in a very high percentage of cases the most tempting high yield stocks are really credit investments in disguise. This would include mortgage REITs, BDC’s, and most high yielding closed end funds. Any of these can be good investments for the right investor at the right time. The problem is that, even though they are equities, they have the risk reward characteristics of a credit investment which are much different. Equity investors look for significant capital gains over time to compensate for investments they have which do not do as well. They are willing to take risk because experience has taught them that a well-chosen equity portfolio will have some big winners. Credit investors look at the world differently. Since bonds can only return par value, the upside is much more limited. For this reason, credit investors are much more focused on risk. The problem equity investors have with credit investments is that a substantial loss from a bad one may be difficult to overcome, especially in a portfolio full of relatively conservative dividend stocks. For this reason, we suggest leaving credit risk to the credit portion of your portfolio and focusing your dividend investments on high quality stocks.

Thank you for your support,

Bill Andersen

Chief Investment Officer/ Portfolio Manager

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2020 (UNAUDITED)

Dear Ranger Micro Cap Fund Investor,

First, and foremost, we hope that you and your loved ones are safe and healthy. Across the country and around the world, we have all had to adjust to a new normal of doing our part to contain the spread of COVID-19, caused by the novel coronavirus. While we are able to work remotely, with no disruption to our daily management and research work, we do not lose sight of those in our communities that are less fortunate. Many of our friends and neighbors are facing significant health and economic challenges. It is in difficult times, like today, that we see the heart and soul of our communities come together to help each other. Though compromised by social distancing, we are humbled by the collective efforts undertaken by our clients and the companies that we invest in, to not only care for those impacted by the virus, but also assist in efforts to defeat and recover from this health crisis.

While seemingly a distant memory, it is important to remember where we started this past year. The end of 2019 was characterized by strong equity returns that were largely driven by multiple expansion; as earnings growth was challenged. As highlighted in the chart below from our friends at Strategas Research Partners, one may see the degree to which multiple expansion drove performance in 2019:

Contribution to S&P 500 Return:

Earnings Growth versus Multiple Expansion

   Source: Strategas

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2020 (UNAUDITED)

Therefore, we entered 2020 with valuation risk and market hopes that reduced trade tensions coupled with monetary easing by the Federal Reserve would stimulate economic growth and in turn reaccelerate the revenue and earnings of corporate America. This “cheery consensus” reached its peak in mid-January as the U.S. and China signed their trade agreement. Almost immediately after the signing, concerns about COVID-19 causing a material slowdown in Chinese economic activity began the reversal of the ebullient expectations for 2020 growth. Initial concerns concentrated on the supply side disruption of goods manufactured in China. However, as the virus spread beyond Asia, we transitioned from supply chain concerns to worries over demand side contractions as the U.S. and Europe began taking unprecedented measures to control the spread. The litany of cancellations and actions taken by organizations, cities, states and federal governments grew by the hour; and extensions of these shutdowns and push outs continue.

Not knowing the depth and breadth of the crisis makes economic and business modeling difficult – the future was highly uncertain. Therefore, the resulting sell-off and volatility achieved levels in March only experienced in the deepest market declines of the 1930’s, 1987 and 2008-2009. However, in early April, much of the country began adjusting to a shutdown imposed to contain the spread of COVID-19. As the June quarter progressed, states across the country slowly began a phased approach to resuming activities. As it often does, the equity market anticipated this change in behavior, and the broader market bottomed in late March. We attribute the remarkable market rebound to business activity returning more quickly to levels better than companies and markets feared, and to the massive fiscal and monetary stimulus which helped spur this economic recovery.

Today, the outlook remains difficult to discern and COVID-19 cases in many U.S. states are increasing. However, most investors appear to believe the worst economic outcomes can be avoided using modified social distancing until a vaccine is available, with significant help from monetary and fiscal policy. In addition, many investors view equities as the only alternative in a world where rates are near zero and over $13 trillion in debt globally trades at negative yields.

In addition to this macroeconomic framework, another important point bears mentioning related to business innovation in times of stress. As we visited with management teams and listened to them present on quarterly conference calls over the past four months, it was clear that companies were adapting quickly to the challenges they faced. The stress of the pandemic has forced workers to become more productive and has led companies to invest in technologies and processes that might otherwise have taken years to implement. While this trend could serve as a headwind to the labor market, in the short term, it means that many companies can generate acceptable profitability and returns at lower levels of revenue than previously believed.

During the fiscal year ending July 31, 2020, the Micro Cap Fund (RFIMX) returned 4.98% net of fees, while its benchmark, the Russell Microcap Growth index, returned

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2020 (UNAUDITED)

14.05%. Over the past year, with heightened volatility and uncertainty, an unusual combination of factors led index performance, which resulted in the Fund’s underperformance. A factor analysis review shows that companies with net losses significantly outperformed those with earnings by 3,560 basis points. Non-earning companies averaged 60.5% of the index weighting and returned 28.9%. This return compares with the (6.7%) return by companies with earnings in the index over the past year. High valuation factors outperformed this past year as investors took shelter in pandemic-resilient business models. As an overwhelming majority of companies retracted projections for 2020, significant uncertainties remain about the shape of an economic recovery particularly in low valuation cyclical industries. With valuation becoming increasingly difficult to model, the market rewarded high growth, high valuation industries such as biotech and cloud-based software companies. The top price-to-sales quintile of the Russell Microcap Growth index returned 95.5%, substantially outperforming the overall index return of 14.1% and the two lowest price-to-sales quintile returns of (24.9%) and (10.5%). Furthermore, we saw outperformance in companies with the highest price-to-cash flow and highest price-to-earnings ratios. The highest price-to-cash flow quintile returned 34.5%. The highest forward and trailing twelve-month price-to-earnings quintiles returned 27.1% and 28.6%, respectively. Companies in the highest debt-to-equity quintile also remarkably outperformed, returning 23.6%.

Looking at the performance of the Micro Cap Fund on a sector basis, the technology and materials & processing sectors provided the largest outperformance relative to their index components. The sectors which detracted from performance on a relative basis were healthcare, consumer discretionary and producer durables. Ranger remains steadfast in positioning the Micro Cap Fund prudently within each sector from both a fundamental and valuation perspective.

As we progress through the September quarter, the research team is intently focused on several big questions during earnings season. First, will companies that suspended guidance in the spring provide revised outlooks when they report earnings? Second, how quickly did business activity recover in May, June and July? And finally, how have current conditions affected hiring, re-hiring, and investment?

Nobody knows if the recent market low in late March represents “the low” in this cycle. If the bear market is indeed over, the four-week market decline would mark the briefest bear market associated with a recession in history, according to our friends at Strategas Research Partners. We believe three primary risks remain that could cause equity markets to remain volatile and retrace recent gains. While none are particularly novel, we believe they are important and worth discussing. First, and most important, is duration risk related to the coronavirus and the associated need for social distancing. Should moderate social distancing protocols prove ineffective, or if vaccine development moves at a slower than anticipated pace, nervous investors could sell equities in a flight to safety.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2020 (UNAUDITED)

Second, as companies adapt and improve productivity in these challenging times, employees who were furloughed could find themselves unemployed. As the consumer is the engine of economic growth in the U.S., this trend would slow the pace of economic recovery considerably. Finally, we expect volatility associated with the fall elections.

Despite these challenges, we are confident that our focus on quality micro capitalization growth companies positions us well to navigate near-term uncertainty with long-term clarity. We thank you for your trust and confidence in Ranger. Everyone here is fully engaged, and we hope that you see us as a resource.

Conrad Doenges

Chief Investment Officer & Portfolio Manager

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SHAREHOLDER LETTER

JULY 31, 2020 (UNAUDITED)

Dear RG Tactical Market Neutral Fund Investor,

For the fiscal year ended July 31, 2020, the RG Tactical Market Neutral Fund (RFIIX) experienced two distinct environments: The first was a relatively benign market environment while the second saw an unprecedented fiscal and monetary stimulus. After profiting nicely from the mid-year drawdown in equity markets, the Fund’s overweight allocation to value stocks and financials held up well in the acceleration of high-flying technology stocks in Q4 2019. The Fund ended 2019 up about 1% (down about 2% in Q4).  For the fiscal year ending July 31, 2020, the RG Tactical Market Neutral Fund (RFIIX) was down -14.66% vs. -6.78% for the HFRX Equity Market Neutral Index.

The RG Tactical Market Neutral Fund takes a “classic” quantitative multi-factor approach which buying individual stocks that score well across multiple academic factors in an equal-weight fashion on the long side.  The short book comprises broad equity indices (which are predominately market-cap weighted).  The exposure on the short side is regulated by a systematic macro model which considers multiple technical, macro and fundamental indicators to determine “macro risk” and therefore vary the net exposure of the fund between 0% and 30%.

We should note, that when our first clients asked about the “worst case scenario” for this strategy, we categorically responded with “any scenario that would precipitate (and include) a massive stimulus.” An unlevered, multi-factor approach to market neutral equity investing runs the risk of being “flooded” by a significant market rally.

The first quarter of 2020 saw a rapid equity selloff on the back of Covid-related fears and rapidly deteriorating fundamentals (such as 3M unemployment claims). Equally as impressive was the magnitude of the Fed stimulus. Through March 31st, the Fund was down -9.57% which was generally in-line with the HFRX Equity Market Neutral Index which was down -7.80% over the same period.

The beginning of Q2 saw a historic and unprecedented stimulus which saw a narrow slice of the stock market (namely large cap technology companies) benefit disproportionately while traditional factors lagged.  Further compounding this was the fact that virtually all technical, macro and fundamental indicators were still signaling significant market risk which kept the fund’s net exposure close to zero (therefore further reducing an ability to benefit from the Fed-induced “risk-on” rally). The effect of this is best illustrated below:

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2020 (UNAUDITED)

Q2 proved to be the most challenging period for the fund as it lost -3.31% vs. a gain of +3.02% in the HFRX Equity Hedge Index. This owed to the fact that the fund’s systematic macro hedge reduced net exposure from approximately 30% to 0% in the last weeks of March. The lack of any net long exposure going into Q2 was compounded by the fact that the long book was comprised of equal-weight, defensive stocks while the short book was market-cap weighted equity indices.  The unprecedented outperformance of market-cap weighted indices proved to be a substantial headwind for the fund (as evidenced by the chart above).

In Q3, the fund faced structural disadvantages as a result of the low AUM.  Specifically, AUM shrunk below $5M which increased the frictional costs as otherwise “normal size” redemptions now began to represent a disproportionately large portion of the fund’s assets. This represents a disadvantage to all small funds and it was most acutely felt by RFIIX on July 21st when the fund had to raise roughly 50% in cash to meet a redemption. This resulted in a -2.71% loss for that day alone. While both the decreased net exposure coming out of March as well as the unprecedented outperformance of market-cap based indices (which comprised the fund’s hedge) explained the majority of the fund’s underperformance relative to the HFRX Equity Market Neutral Index.

Lastly, to provide some context for the degree to which the unprecedented stimulus measures impacted other quantitative market neutral factor funds, we have to look no further than the biggest and best known in the business, the AQR Market Neutral Fund (QMNIX) which was down -16.55% for the fiscal year ending July 31st vs. -14.66% for the RG Tactical Market Neutral Fund (which includes the redemption related loss of -2.71% on July 21st).

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2020 (UNAUDITED)

While the current opportunity for this strategy has been virtually erased by the Fed overnight, the events of 2020 have made another strategy of ours ripe for opportunity for the foreseeable future. The current monetary and fiscal stimulus – and the opportunity for cooperation between the two – have created a compelling opportunity for a risk-managed gold strategy.

As we move forward into what appears to be a new fiscal and monetary regime – or “Modern Monetary Theory – lite” – a risk-managed gold strategy stands to make a compelling form of portfolio insurance.  As such, we informed our clients that we would be converting the strategy of the Fund.  This was a result of a thoughtful and deliberate exercise on our part to understand what would truly represent the most compelling risk exposure for the next decade.

Thank you for your support,

Ben McMillan

Portfolio Manager

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2020 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2020

	1 Year	5 Years	Since Inception *	Ending Value
Ranger Small Cap Fund	9.26%	10.11%	14.06%	$799,688
Russell 2000 Growth Index	6.00%	7.49%	13.39%	$759,173

Cumulative Performance Comparison of $250,000 Investment Since Inception

$850,000
$800,000
$750,000
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
Ranger Small Cap Fund
Russell 2000 Growth Index
Sep-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18
Oct-18
Jan-19
Apr-19
Jul-19
Oct-19
Jan-20
Apr-20
Jul-20

* Inception September 29, 2011

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.  The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated November 29, 2019 was 1.11% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2020, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.40%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2020 (UNAUDITED)

Average Annualized Total Returns for the year ended July 31, 2020

	1 Year	5 Years	Since Inception*	Ending Value
Ranger Quest for Income and Growth Fund - Institutional Class	-4.37%	3.88%	6.44%	$434,020
S&P 500 Index	11.96%	11.49%	14.81%	$847,619
MSCI AC World Index	7.76%	7.96%	10.49%	$603,645
World High Dividend Yield Index	-2.13%	5.58%	8.40%	$509,979

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception September 29, 2011.

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid-cap stocks across 23 Developed Markets (DM) countries*. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The net annual operating expense ratio as provided in the Prospectus dated November 29, 2019 was 1.64% for Institutional class shares.  The operating expenses reported will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, which do not include acquired fund fees and expenses.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2020, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross operating expense, before waiver, was 2.18%.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2020 (UNAUDITED)

Total Returns for the Period ended July 31, 2020

	1 Year	Since Inception *	Ending Value
Ranger Micro Cap Fund	4.98%	4.58%	$275,263
Russell Microcap Growth Index	14.05%	-0.68%	$246,334

Cumulative Performance Comparison of $250,000 Investment Since Inception

Ranger Micro Cap Fund
Russell Microcap Growth Index
$280,000
$270,000
$260,000
$250,000
$240,000
$230,000
$220,000
$210,000
$200,000
$190,000
Jun-18
Jul-18
Oct-18
Jan-19
Apr-19
Jul-19
Oct-19
Jan-20
Apr-20
Jul-20

* Inception June 6, 2018

This chart assumes an initial investment of $250,000 made on the closing of June 6, 2018 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell Microcap Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated November 29, 2019 was 1.51% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2020, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.79%.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2020 (UNAUDITED)

   Total Returns for the Period ended July 31, 2020

	1 Year	Since Inception *	Ending Value
RG Tactical Market Neutral Fund	-14.66%	-12.95%	$8,594
HFRX Equity Market Neutral Index	-6.78%	-6.89%	$9,256

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception July 1, 2019

This chart assumes an initial investment of $10,000 made on the closing of July 1, 2019 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

HFRX Equity Market Neutral Index strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. HFRX Equity Market Neutral Strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated November 29, 2019 was 3.09% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2020, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.99% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 3.25%.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2020 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
Pegasystems, Inc.	4.47%
Repligen Corp.	4.34%
WNS Holdings Ltd. ADR (India)	4.06%
NeoGenomics, Inc.	3.39%
Grocery Outlet Holding Corp.	3.38%
Medpace Holdings, Inc.	3.32%
Evo Payments, Inc. Class A	3.22%
Mimecast Ltd. (United Kingdom)	3.16%
Workiva, Inc. Class A	3.12%
Qualys, Inc.	3.01%
35.47%

Portfolio Allocation	(% of Net Assets)
Common Stocks	98.32%
Short-Term Investment	2.01%
Liabilities In Excess Of Other Assets	(0.33)%
100.00%

*Excludes Short-Term Investments.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

PORTFOLIO ANALYSIS

JULY 31, 2020 (UNAUDITED)

 FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	9.01%
Microsoft Corp.	8.23%
Ascendas Real Estate Investment Trust (Singapore)	6.12%
Tele2 AB Class B (Sweden)	4.49%
AbbVie, Inc.	4.48%
Crown Castle International Corp.	4.33%
J.P. Morgan Chase & Co.	4.12%
Duke Energy Corp.	3.95%
Merck & Co., Inc.	3.65%
Bank of America Corp.	3.60%
51.98%

Portfolio Allocation	(% of Net Assets)
Common Stocks	76.69%
Real Estate Investment Trusts	14.81%
Short-Term Investment	4.38%
Master Limited Partnerships & Publicly Traded Partnerships	2.47%
Preferred Stock	1.81%
Exchange Traded Fund	0.01%
Liabilities In Excess Of Other Assets	(0.17)%
100.00%

 *Excludes Short-Term Investment.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2020 (UNAUDITED)

 FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
OneSpan Inc.	5.15%
Simulations Plus, Inc.	5.03%
Fulgent Genetics, Inc.	4.97%
BioLife Solutions, Inc.	4.76%
NAPCO Security Technologies, Inc.	4.43%
Green Brick Partners, Inc.	3.90%
Digital Turbine, Inc.	3.81%
nLight, Inc.	3.53%
Mesa Laboratories, Inc.	3.44%
America's Car-Mart, Inc.	3.20%
42.22%

Portfolio Allocation	(% of Net Assets)
Common Stocks	95.95%
Short-Term Investment	4.59%
Liabilities In Excess Of Other Assets	(0.54)%
100.00%

*Excludes Short-Term Investment.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

PORTFOLIO ANALYSIS

JULY 31, 2020 (UNAUDITED)

 FUND PROFILE:

Top Long-Term Portfolio Holdings *	(% of Net Assets)
ProShares Short Russell 2000	19.40%
Invesco S&P SmallCap Momentum ETF	16.15%
iShares Edge MSCI Min Vol USA Small-Cap ET	15.61%
VanEck Vectors Gold Miners ETF	11.96%
ProShares Ultra Gold ETF	4.12%
iPath S&P 500 Dynamic VIX ETN	4.01%
71.25%

Portfolio Allocation	(% of Net Assets)
Exchange Traded Funds	67.24%
Short-Term Investment	45.17%
Exchange Traded Note	4.01%
Liabilities In Excess Of Other Assets	(16.42)%
100.00%

* Excludes Short-Term Investment.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2020

Shares		Value

COMMON STOCKS - 98.32%

Aerospace - 3.23%
33,452	Kratos Defense & Security Solutions, Inc. *	$ 602,471
2,609	Axon Enterprise, Inc. *	216,886
		819,357
Back Office Support, HR & Consulting - 6.03%
16,120	WNS Holdings Ltd. ADR (India) *	1,031,035
6,730	Maximus, Inc.	499,433
		1,530,468
Banks: Diversified - 1.79%
5,636	South State Corp.	268,612
11,356	Home BancShares, Inc.	185,443
		454,055
Banks: Savings/Thrifts & Mortgage Lending - 1.20%
28,355	Banc of California, Inc.	303,966

Biotechnology - 5.61%
7,290	Repligen Corp. *	1,100,134
3,039	PRA Health Sciences, Inc. *	323,836
		1,423,970
Chemicals: Specialty - 1.54%
2,016	Quaker Chemical Corp.	391,104

Computer Services, Software & Systems - 22.79%
9,707	Pegasystems, Inc.	1,134,651
17,084	Mimecast Ltd. (United Kingdom) *	801,752
14,140	Workiva, Inc. Class A *	790,426
6,195	Qualys, Inc. *	764,959
7,692	Mercury Systems, Inc. *	595,592
32,258	Box, Inc. Class A *	579,031
7,144	Endava PLC Class A ADR (United Kingdom) *	368,988
9,058	OneSpan Inc. *	282,066
3,884	Simulations Plus, Inc.	273,434
1,389	AppFolio, Inc. Class A *	193,377
		5,784,276
Consumer Lending - 1.53%
1,123	LendingTree, Inc. *	388,884

Cosmetics - 1.79%
13,314	e.l.f. Beauty, Inc. *	237,788
5,272	Inter Parfums, Inc.	215,572
		453,360

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2020

Shares		Value

Diversified Materials & Processing - 1.09%
1,840	Cabot Microelectronics Corp.	$ 277,325

Drug & Grocery Store Chains - 3.38%
19,469	Grocery Outlet Holding Corp. *	856,441

Education Services - 1.32%
4,133	Chegg, Inc. *	334,649

Engineering & Contracting Services - 2.51%
4,829	TopBuild Corp. *	637,042

Financial Data & Systems - 5.32%
36,039	Evo Payments, Inc. Class A *	817,725
12,068	i3 Verticals, Inc. Class A *	291,804
10,879	Repay Holdings Corp. Class A *	240,752
		1,350,281
Foods - 0.87%
1,795	J&J Snack Foods Corp.	221,018

Health Care: Misc. - 3.32%
7,060	Medpace Holdings, Inc. *	842,611

Health Care Services - 6.59%
11,670	Tabula Rasa HealthCare, Inc. *	655,854
3,277	LHC Group, Inc. *	639,375
8,880	Bio Telemetry, Inc. *	377,933
		1,673,162
Manufactured Housing - 3.01%
27,045	Skyline Champion Corp. *	763,480

Medical & Dental Instruments & Supplies - 5.70%
7,583	Neogen Corp. *	582,147
4,373	CONMED Corp.	360,947
9,157	LeMaitre Vascular, Inc.	268,575
12,110	BioLife Solutions, Inc. *	234,086
		1,445,755
Medical Equipment - 1.99%
5,016	Integer Holdings Corp. *	329,902
4,272	Tactile Systems Technology, Inc. *	175,067
		504,969
Medical Services - 3.39%
22,477	NeoGenomics, Inc. *	859,296

Oil Well Equipment & Services - 0.70%
40,260	Select Energy Services, Inc. Class A *	178,754

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2020

Shares		Value

Pharmaceuticals - 1.18%
3,105	Heska Corp. *	$ 298,763

Restaurants - 1.06%
4,774	Texas Roadhouse, Inc.	268,251

Scientific Instruments: Gauges & Meters - 2.43%
2,603	Mesa Laboratories, Inc.	616,755

Semiconductors & Components - 2.27%
15,032	nLight, Inc. *	348,291
2,264	Silicon Laboratories, Inc. *	227,555
		575,846
Specialty Retail - 1.98%
3,915	SiteOne Landscape Supply, Inc. *	501,237

Truckers - 3.18%
3,780	SAIA, Inc. *	451,521
13,353	Marten Transport, Ltd.	355,457
		806,978
Utilities: Telecommunications - 1.52%
4,288	Cogent Communications Holdings, Inc.	386,392

TOTAL FOR COMMON STOCKS (Cost $20,518,402) - 98.32%		$ 24,948,445

SHORT-TERM INVESTMENT - 2.01%
509,659	First American Government Obligation Fund - Class Z 0.06% ** (Cost $509,659)	$ 509,659

TOTAL INVESTMENTS (Cost $21,028,061) *** - 100.33%		$ 25,458,104

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.33%)		(83,328)

NET ASSETS - 100.00%		$ 25,374,776

ADR - American Depositary Receipts.

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2020.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $21,417,540, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)       $5,622,280

Gross Unrealized Depreciation (Tax)       (1,581,716)

Total                                                          $4,040,564

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2020

Shares		Value

COMMON STOCKS - 76.69%

Aerospace & Defense - 3.08%
687	Lockheed Martin Corp.	$ 260,352

Banks - 7.72%
3,607	J.P. Morgan Chase & Co.	348,581
12,221	Bank of America Corp.	304,058
		652,639
Biotechnology - 4.48%
3,995	AbbVie, Inc.	379,165

Capital Markets - 5.23%
1,704	CME Group, Inc. Class A	283,171
11,306	Ares Capital Corp.	159,415
		442,586
Chemicals - 1.39%
2,165	Dow, Inc.	88,895
1,012	Corteva, Inc.	28,903
		117,798
Diversified Telecommunication Services - 8.33%
4,391	Verizon Communications, Inc.	252,395
7,947	AT&T, Inc.	235,072
5,181	BCE, Inc. (Canada)	217,239
		704,706
Electric Utilities - 3.95%
3,943	Duke Energy Corp.	334,130

Food Products - 2.13%
10,033	Mowi ASA (Norway)	180,446

Gas Utilities - 0.70%
1,289	Brookfield Infrastructure Corp. Class A	58,830

Marine - 0.48%
8,979	Costamare, Inc. ADR (Monaco)	40,854

Multiline Retail - 2.87%
1,925	Target Corp.	242,319

Pharmaceuticals - 7.19%
3,851	Merck & Co., Inc.	309,004
2,053	Johnson & Johnson	299,245
		608,249
Road & Rail - 2.04%
997	Union Pacific Corp.	172,830

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2020

Shares		Value

Semiconductors & Semiconductor Equipment - 10.85%
9,660	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	$ 762,077
490	Broadcom, Inc.	155,208
		917,285
Software - 8.23%
3,393	Microsoft Corp.	695,599

Specialty Retail - 3.53%
1,123	Home Depot, Inc.	298,145

Wireless Telecommunication Services - 4.49%
26,890	Tele2 AB Class B (Sweden)	379,370

TOTAL FOR COMMON STOCKS (Cost $5,257,877) - 76.69%		$ 6,485,303

EXCHANGE TRADED FUND - 0.01%

8	Vanguard Total International Bond ETF	466

TOTAL FOR EXCHANGE TRADED FUND (Cost $459) - 0.01%		$ 466

REAL ESTATE INVESTMENT TRUSTS - 14.81%

Equity Real Estate Investment Trust - 10.44%
200,936	Ascendas Real Estate Investment Trust (Singapore)	517,196
2,194	Crown Castle International Corp.	365,740
		882,936
Mortgage Real Estate Investment Trust - 4.37%
8,375	Blackstone Mortgage Trust, Inc. Class A	201,586
11,219	Starwood Property Trust, Inc.	167,724
		369,310

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,034,581) - 14.81%		$ 1,252,246

PREFERRED STOCK - 1.81%

Capital Markets - 1.81%
6,660	Goldman Sachs Group, Inc. 4.000% Perpetual	152,914

TOTAL FOR PREFERRED STOCK (Cost $157,823) - 1.81%		$ 152,914

PUBLICLY TRADED PARTNERSHIP - 2.47%

Electric Utilities - 2.47%
5,004	Brookfield Infrastructure Partners, L.P. (Bermuda)	209,367

TOTAL FOR PUBLICLY TRADED PARTNERSHIP (Cost $103,732) - 2.47%		$ 209,367

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2020

Shares		Value

SHORT-TERM INVESTMENT - 4.38%
370,127	First American Government Obligation Fund - Class Z 0.06% ** (Cost $370,127)	$ 370,127

TOTAL INVESTMENTS (Cost $6,924,599) ** - 100.17%		$ 8,470,423

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.17%)		(14,677)

NET ASSETS - 100.00%		$ 8,455,746

ADR - American Depositary Receipts.

ETF - Exchange Traded Funds.

* The rate shown represents the yield at July 31, 2020.

** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $7,066,764, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)         $1,625,182

Gross Unrealized Depreciation (Tax)             (221,523)

Total                                                            $1,403,659

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2020

Shares		Value

COMMON STOCKS - 95.95%

Banks: Diversified - 2.67%
21,350	Capstar Financial Holdings, Inc.	$ 216,702
8,836	Veritex Holdings, Inc.	147,738
4,260	Triumph Bancorp, Inc. *	111,612
		476,052
Banks: Savings/Thrifts & Mortgage Lending - 1.46%
24,245	Banc of California, Inc.	259,906

Biotechnology - 2.12%
6,570	ANI Pharmaceuticals, Inc. *	194,538
24,713	Avid Bioservices, Inc. *	183,370
		377,908
Computer Services, Software & Systems - 28.61%
29,482	OneSpan Inc. *	918,069
12,725	Simulations Plus, Inc.	895,840
48,973	Digital Turbine, Inc. *	679,745
31,757	American Software, Inc. Class A	523,038
21,035	PDF Solutions, Inc. *	517,040
12,763	Cerence, Inc. *	506,181
9,827	QAD, Inc. Class A	388,265
48,737	Zix Corp. *	346,764
8,427	Model N, Inc. *	324,102
		5,099,044
Cosmetics - 2.09%
20,858	e.l.f. Beauty, Inc. *	372,524

Diversified Materials & Processing - 3.47%
68,893	LiqTech International, Inc. (Denmark) *	465,717
8,230	Insteel Industries, Inc.	153,407
		619,124
Electronic Components - 0.94%
3,087	NVE Corp.	167,439

Financial Data & Systems - 2.87%
21,160	i3 Verticals, Inc. Class A *	511,649

Health Care Services - 2.88%
9,120	Tabula Rasa HealthCare, Inc. *	512,544

Homebuilding - 3.90%
50,421	Green Brick Partners, Inc. *	695,810

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2020

Shares		Value

Medical & Dental Instruments & Supplies - 9.88%
43,890	BioLife Solutions, Inc. *	$ 848,394
6,383	Utah Medical Products, Inc.	520,214
13,342	LeMaitre Vascular, Inc.	391,321
		1,759,929
Medical Equipment - 5.34%
24,900	iRadimed Corp. *	554,772
9,689	Tactile Systems Technology, Inc. *	397,055
		951,827
Medical Services - 4.97%
33,619	Fulgent Genetics, Inc. *	885,861

Metal Fabricating - 2.89%
4,236	Omega Flex, Inc.	515,733

Oil Well Equipment & Services - 0.66%
26,382	Select Energy Services, Inc. Class A *	117,136

Pharmaceuticals - 2.45%
4,537	Heska Corp. *	436,550

Restaurants - 0.84%
7,481	BJ's Restaurants, Inc.	150,069

Scientific Instruments: Control & Filter - 4.43%
29,925	NAPCO Security Technologies, Inc. *	789,421

Scientific Instruments: Electrical - 2.53%
11,948	Allied Motion Technologies, Inc.	450,440

Scientific Instruments: Gauges & Meters - 3.44%
2,585	Mesa Laboratories, Inc.	612,490

Semiconductors & Components - 3.53%
27,180	nLight, Inc. *	629,761

Specialty Retail - 3.98%
5,995	America's Car-Mart, Inc. *	570,484
7,167	Boot Barn Holdings, Inc. *	138,753
		709,237

TOTAL FOR COMMON STOCKS (Cost $14,231,822) - 95.95%		$17,100,454

SHORT-TERM INVESTMENT - 4.59%
817,433	First American Government Obligation Fund - Class Z 0.06% ** (Cost $817,433)	$ 817,433

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2020

Value

TOTAL INVESTMENTS (Cost $15,049,255) *** - 100.54%	$17,917,887

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.54%)	(96,708)

NET ASSETS - 100.00%	$17,821,179

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2020.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $15,322,458, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)     $   4,233,750

Gross Unrealized Depreciation (Tax)         (1,638,321)

Total                                                       $     2,595,429

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2020

Shares		Value

EXCHANGE TRADED FUNDS - 67.24%
858	ProShares Short Russell2000	$ 30,013
633	Invesco S&P SmallCap Momentum ETF	24,985
807	iShares Edge MSCI Min Vol USA Small Cap ETF	24,162
431	VanEck Vectors Gold Miners ETF	18,507
83	ProShares Ultra Gold ETF *	6,379
		104,046

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $103,195) - 67.24%		$ 104,046

EXCHANGE TRADED NOTE - 4.01%
159	iPath® S&P 500 Dynamic VIX ETN *	6,201

TOTAL FOR EXCHANGE TRADED NOTE (Cost $6,200) - 4.01%		$ 6,201

SHORT-TERM INVESTMENT - 45.17%
69,894	First American Government Obligation Fund - Class Z 0.06% ** (Cost $69,894)	$ 69,894

TOTAL INVESTMENTS (Cost $179,289) *** - 116.42%		$ 180,141

LIABILITIES IN EXCESS OF OTHER ASSETS - (16.42%)		(25,413)

NET ASSETS - 100.00%		$ 154,728

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2020.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $179,614, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)     $       1,125

Gross Unrealized Depreciation (Tax)               (598)

Total                                                        $          527

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JULY 31, 2020

Assets:	Small Cap Fund	Quest for Income and Growth Fund *	Micro Cap Fund	RG Tactical Market Neutral Fund
Investments In Securities, At Value (Cost $21,028,061, $6,924,599, $15,049,255, and $179,289, respectively)	$25,458,104	$ 8,470,423	$17,917,887	$ 180,141
Cash	1,000	-	-	-
Receivables:
Dividends and Interest	1,647	26,777	5,993	13
Securities Sold	-	-	19,950	-
Advisory Fees	-	-	-	996
Shareholder Subscriptions	13,567	-	-	-
Prepaid Expenses	2,436	2,816	1,173	5,596
Total Assets	25,476,754	8,500,016	17,945,003	186,746
Liabilities:
Payables:
Advisory Fees	19,459	4,766	17,218	-
Audit Fees	22,600	29,500	19,950	19,250
Securities Purchased	43,792	-	74,789	-
Other Expenses	16,127	10,004	11,867	12,768
Total Liabilities	101,978	44,270	123,824	32,018
Net Assets	$25,374,776	$ 8,455,746	$17,821,179	$ 154,728

Net Assets Consist Of:
Paid In Capital	$19,530,800	$ 8,678,813	$16,977,854	$ 841,120
Distributable Earnings (Deficits)	5,843,976	(223,067)	843,325	(686,392)
Net Assets	$25,374,776	$ 8,455,746	$17,821,179	$ 154,728

Institutional Class:

Net Assets	$25,374,776	$ 8,455,746	$17,821,179	$ 154,728
Shares Outstanding (unlimited number of shares authorized with no par value)	1,384,297	713,798	1,624,219	18,117
Net Asset Value, Redemption Price And Offering Price Per Share	$ 18.33	$ 11.85	$ 10.97	$ 8.54

* The Investor Class was closed or merged during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENTS OF OPERATIONS

FOR THE FISCAL YEAR ENDED JULY 31, 2020

Investment Income:	Small Cap Fund	Quest for Income and Growth Fund	Micro Cap Fund	RG Tactical Market Neutral Fund
Dividends (net of foreign withholding of $0, $25,062, $0, & $32 respectively)	$ 95,376	$ 500,916	$ 94,096	$ 97,027
Distributions Received From Master Limited Partnerships	-	20,326	-	-
Interest	10,640	7,654	6,758	1,468
Total Investment Income	106,016	528,896	100,854	98,495

Expenses:
Advisory Fees (Note 5)	240,392	128,666	205,191	74,729
Distribution (12b-1) Fees - Investor Class	-	1,934	-	-
Audit Fees	22,100	29,000	19,450	18,750
Transfer Agent & Accounting Fees	36,423	35,672	32,322	17,180
Registration Fees	2,442	922	418	1,175
Dividend Expense	-	-	-	45,799
Interest Expense	-	-	-	7,899
Custody Fees	5,782	4,656	4,175	1,547
Insurance Fees	4,145	2,477	2,781	576
Trustee Fees	1,250	1,250	1,250	1,246
Printing Fees	473	970	162	402
NASDAQ Fees	697	1,712	698	380
Offering Costs	-	-	-	8,062
Miscellaneous Fees	1,243	909	1,146	3,139
Legal Fees	26,700	14,992	18,163	21,825
Total Expenses	341,647	223,160	285,756	202,709
Advisory Fees Waived And/Or Reimbursed (Note 5)	(77,216)	(79,693)	(39,526)	(64,033)
Net Expenses	264,431	143,467	246,230	138,676

Net Investment Income (Loss)	(158,415)	385,429	(145,376)	(40,181)

Realized And Unrealized Gain (Loss) On Investments:
Realized Gain (Loss) On Investments	2,240,776	(698,654)	(1,557,105)	(634,579)
Net Change In Unrealized Appreciation (Depreciation) On Investments	(726,631)	(745,350)	2,315,361	(45,450)
Net Change In Unrealized Appreciation On Securities Sold Short	-	-	-	33,824
Net Realized And Unrealized Gain (Loss) On Investments	1,514,145	(1,444,004)	758,256	(646,205)

Net Increase (Decrease) In Net Assets Resulting From Operations	$ 1,355,730	$(1,058,575)	$ 612,880	$(686,386)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2020	7/31/2019
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (158,415)	$ (116,735)
Net Realized Gain On Investments	2,240,776	1,402,442
Net Change In Unrealized Depreciation On Investments	(726,631)	(282,047)
Net Increase In Net Assets Resulting From Operations	1,355,730	1,003,660

Distributions Paid To Shareholders	(1,634,402)	(3,067,031)

Capital Share Transactions (Note 7)	(187,081)	986,974

Total Decrease In Net Assets	(465,753)	(1,076,397)

Net Assets:
Beginning Of Year	25,840,529	26,916,926

End Of Year	$ 25,374,776	$ 25,840,529

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2020	7/31/2019
Increase (Decrease) In Net Assets From Operations:
Net Investment Income	$ 385,429	$ 490,495
Net Realized Gain (Loss) On Investments	(698,654)	324,565
Net Change In Unrealized Depreciation On Investments	(745,350)	(13,243)
Net Increase (Decrease) In Net Assets Resulting From Operations	(1,058,575)	801,817

Distributions Paid To Shareholders: (a) (b)
Net Investment Income	(410,548)	(545,756)
Return of Capital	(129,924)	(120,268)
Total Distributions Paid To Shareholders	(540,472)	(666,024)

Capital Share Transactions (Note 7)	(4,135,515)	(3,033,747)

Total Decrease In Net Assets	(5,734,562)	(2,897,954)

Net Assets:
Beginning Of Year	14,190,308	17,088,262

End Of Year	$ 8,455,746	$ 14,190,308

(a) Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income (loss) at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment loss at July 31, 2020 was $74,639. The disaggregated distributions information for the year ended July 31, 2020 is:

Net Investment Income

      Investor Class                                           $    (24,007)

      Institutional Class                                         (386,541)

 Return Of Capital

      Investor Class                                                   (9,751)

      Institutional Class                                         (120,173)

Total Distributions Paid To Shareholders    $    (540,472)

(b) The investor class was closed during the year ended July 31, 2020.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2020	7/31/2019
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (145,376)	$ (153,642)
Net Realized Loss On Investments	(1,557,105)	(354,853)
Net Change In Unrealized Appreciation On Investments	2,315,361	1,355,061
Net Increase In Net Assets Resulting From Operations	612,880	846,566

Distributions Paid To Shareholders	-	(48,817)

Capital Share Transactions (Note 7)	(427,010)	2,171,482

Total Increase In Net Assets	185,870	2,969,231

Net Assets:
Beginning Of Year	17,635,309	14,666,078

End Of Year	$ 17,821,179	$ 17,635,309

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

STATEMENT OF CHANGES IN NET ASSETS

		Period *
	Year Ended	Ended
	7/31/2020	7/31/2019
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (40,181)	$ (477)
Net Realized Gain (Loss) On Investments	(634,579)	-
Net Change In Unrealized Appreciation (Depreciation) On Investments	(45,450)	46,302
Net Change In Unrealized Appreciation (Depreciation) On Securities Sold Short	33,824	(33,824)
Net Increase (Decrease) In Net Assets Resulting From Operations	(686,386)	12,001

Distributions Paid To Shareholders	(39,462)	-

Capital Share Transactions (Note 7)	(2,751,145)	3,619,720

Total Increase (Decrease) In Net Assets	(3,476,993)	3,631,721

Net Assets:
Beginning Of Year/Period	3,631,721	-

End Of Year/Period	$ 154,728	$ 3,631,721

* For the period July 1, 2019 (commencement of investment operations) through July 31, 2019.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	7/31/2020	7/31/2019	7/31/2018	7/31/2017	7/31/2016

Net Asset Value, At Beginning of Year	$ 17.87	$ 19.68	$ 17.75	$ 16.72	$ 17.69

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.11)	(0.08)	(0.08)	(0.09)	(0.10)
Net Gain On Securities (Realized And Unrealized)	1.68	0.55	3.44	2.67	0.17
Total From Investment Operations	1.57	0.47	3.36	2.58	0.07

Distributions:
Realized Gains	(1.11)	(2.28)	(1.43)	(1.55)	(1.04)
Total From Distributions	(1.11)	(2.28)	(1.43)	(1.55)	(1.04)

Net Asset Value, At End Of Year	$ 18.33	$ 17.87	$ 19.68	$ 17.75	$ 16.72

Total Return **	9.26%	5.70%	19.77%	16.01%	0.87%

Ratios/Supplemental Data:
Net Assets At End Of Year (Thousands)	$ 25,375	$ 25,841	$ 26,917	$ 23,402	$ 27,126
Before Waivers
Ratio Of Expenses To Average Net Assets	1.42%	1.39%	1.41%	1.41%	1.38%
After Waivers
Ratio Of Expenses To Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio Of Net Investment Loss To Average Net Assets	(0.66)%	(0.47)%	(0.43)%	(0.51)%	(0.65)%
Portfolio Turnover	58.92%	67.07%	49.21%	64.06%	51.76%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	7/31/2020	7/31/2019	7/31/2018	7/31/2017	7/31/2016

Net Asset Value, At Beginning Of Year	$ 12.94	$ 12.77	$ 12.33	$ 11.93	$ 12.10

Income (Loss) From Investment Operations:
Net Investment Income *	0.38	0.42	0.40	0.34	0.34
Net Gain (Loss) On Securities (Realized And Unrealized)	(0.95)	0.32	0.60	0.60	(0.15)
Total From Investment Operations	(0.57)	0.74	1.00	0.94	0.19

Distributions:
Net Investment Income	(0.40)	(0.47)	(0.45)	(0.36)	(0.31)
Return Of Capital	(0.12)	(0.10)	(0.11)	(0.18)	(0.05)
Total From Distributions	(0.52)	(0.57)	(0.56)	(0.54)	(0.36)

Net Asset Value, At End of Year	$ 11.85	$ 12.94	$ 12.77	$ 12.33	$ 11.93

Total Return **	(4.37)%	6.19%	8.24%	8.18%	1.72%

Ratios/Supplemental Data:
Net Assets At End Of Year (Thousands)	$ 8,456	$ 13,042	$ 15,854	$ 14,520	$ 13,402
Before Waivers
Ratio Of Expenses To Average Net Assets	1.72%	1.64%	1.60%	1.64%	1.64%
After Waivers
Ratio Of Expenses To Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio Of Net Investment Income To Average Net Assets	3.01%	3.38%	3.15%	2.83%	3.05%
Portfolio Turnover	52.87%	31.96%	50.62%	91.08%	90.56%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD/YEAR.

	Year Ended	Year Ended	Period Ended(d)
	7/31/2020	7/31/2019	7/31/2018

Net Asset Value, At Beginning of Period/Year	$ 10.45	$ 9.99	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.09)	(0.10)	(0.01)
Net Gain On Securities (Realized And Unrealized)	0.61	0.59	-***
Total From Investment Operations	0.52	0.49	(0.01)

Distributions:
Realized Gains	-	(0.03)	-
Total From Distributions	-	(0.03)	-

Net Asset Value, At End Of Period/Year	$ 10.97	$ 10.45	$ 9.99

Total Return **	4.98%	4.99%	(0.10)%(b)

Ratios/Supplemental Data:
Net Assets At End Of Period/Year (Thousands)	$ 17,821	$ 17,635	$ 14,666
Before Waivers
Ratio Of Expenses To Average Net Assets	1.74%	1.78%	0.59%(c)(b)
After Waivers
Ratio Of Expenses To Average Net Assets	1.50%	1.50%	0.22%(c)(b)
Ratio Of Net Investment Loss To Average Net Assets	(0.89)%	(0.97)%	(0.09)% (c)(b)
Portfolio Turnover	45.96%	54.29%	3.05%(b)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount is less than $0.005.

(a) Annualized.

(b) Not annualized.

(c) For period from 06/06/18 to 07/31/18.  For the total annual fund operating expenses after fee waiver and or reimbursement, please refer to the prospectus.

(d) Period June 6, 2018 (commencement of investment operations) through July 31, 2018.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RG TACTICAL MARKET NEUTRAL FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD/YEAR.

	Year Ended	Period Ended(b)
	7/31/2020	7/31/2019

Net Asset Value, At Beginning of Period	$ 10.07	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.09)	- ***
Net Gain On Securities (Realized And Unrealized)	(1.38)	0.07
Total From Investment Operations	(1.47)	0.07

Distributions:
Net Investment Income	(0.03)	-
Realized Gains	(0.03)	-
Total From Distributions	(0.06)	-

Net Asset Value, At End Of Period	$ 8.54	$ 10.07

Total Return **	(14.66)%	0.70%(c)

Ratios/Supplemental Data:
Net Assets At End Of Period (Thousands)	$ 155	$ 3,632
Before Waivers
Ratio Of Expenses To Average Net Assets	4.76%(d)	2.15%(a)(c)
After Waivers
Ratio Of Expenses To Average Net Assets	3.26%(e)	0.16%(a)(c)
Ratio Of Net Investment Loss To Average Net Assets	(0.94)%	(0.03)%(a)(c)
Portfolio Turnover	286.01%	0.00%(c)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount is less than $0.005.

(a) For period from 07/01/19 to 07/31/19.  For the total annual fund operating expenses after fee waiver and or reimbursement, please refer to the prospectus.

(b) Period July 1, 2019 (commencement of investment operations) through July 31, 2019.

(c) Not annualized

(d) Expenses before waivers (excluding interest expense of 0.19% and dividend expense of 1.08%) was 3.49%.

(e) Expenses after waivers (excluding interest expense of 0.19% and dividend expense of 1.08%) was 1.99%.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2020

Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The affairs of the Trust are managed by the Trust’s Board of Trustees (the “Board”).  The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of four series: Ranger Small Cap Fund, Ranger Quest for Income and Growth Fund, Ranger Micro Cap Fund, and RG Tactical Market Neutral Fund (individually “the Fund” and collectively the “Funds”). Ranger Small Cap Fund (“Small Cap Fund”) is a diversified portfolio with an investment objective of seeking long-term capital appreciation. Ranger Quest for Income and Growth Fund (“Income and Growth Fund”) is a diversified portfolio with an investment objective of seeking long term growth of capital while providing current income. Ranger Micro Cap Fund (“Micro Cap Fund”) is a diversified portfolio with an investment objective of seeking long-term capital appreciation. RG Tactical Market Neutral Fund (“Tactical Market Neutral Fund”) is a diversified portfolio with an investment objective of seeking long-term capital appreciation.  The Tactical Market Neutral Fund Institutional Class commenced investment operations on July 1, 2019.  Each Fund has Institutional Class Shares and Investor Class Shares; however, the Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund do not currently offer their Investor Class shares for sale. As of July 1, 2020, the Income and Growth Fund Investor Class Shares merged into the Institutional Class Shares.  The Declaration of Trust permits the Board to create additional funds and share classes.

Ranger Investment Management, L.P. (“Ranger Investment”) serves as investment adviser to Small Cap Fund and Micro Cap Fund. Ranger International Management, L.P. (“Ranger International”) serves as investment adviser to Income and Growth Fund. RG Liquid Alts, L.P. (“RG Liquid Alts”) serves as investment adviser to the Tactical Market Neutral Fund. Ranger International, Ranger Investment, and RG Liquid Alts, are each referred to as an “Adviser,” and collectively as the “Advisers.”

Note 2.  Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Fund-level income and expenses, and realized and unrealized capital gains and losses are allocated to each share class based on their relative net asset within the Funds. Class-specific expenses are allocated to that share class. Trust expenses for the Funds are allocated based on their relative net asset within the Trust or allocated based on the number of Funds within the Trust.

Security Valuations: All investments in securities, including securities sold short, are recorded at their estimated fair value, as described in Note 4.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2020

Short Sales of Investments: Tactical Market Neutral Fund may engage in short sales of securities to realize appreciation when a security that the Tactical Market Neutral Fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. While the short position is open, the fund will post cash or liquid assets at least equal in an amount which corresponds to (i) the internal policies of the broker lending the applicable securities, and additionally (ii) Regulation T of the Board of Governors of the Federal Reserve System, FINRA Rule 4210, Regulation X of the Board of Governors of the Federal Reserve System and other applicable regulatory requirements. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio. At the close of the reporting period, July 31, 2020, the Fund did not hold any securities sold short and held no deposit with broker or collateral for securities sold short.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their capital gains, if any, annually.  Therefore, no provision for federal income taxes is required.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Throughout the year ended July 31, 2020, the officers of the Trust have analyzed the Funds’ tax positions, and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ open tax years or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. federal and certain state tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and during the year ended July 31, 2020, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  For

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2020

financial reporting purposes the treatment of distributions made to shareholders during the year from net investment income, net realized capital, or return of capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment transactions and related investment income: The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Return of Capital Estimates:  Distributions received from a Fund’s investments in Real Estate Investments Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), generally are comprised of income and return of capital. The respective Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT, each MLP and other industry sources. These estimates may subsequently be revised based on information received from REITs and MLPs after their tax reporting periods are concluded.

Share Valuation:  The net asset value per share of each class of shares for Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund are calculated daily by dividing the total value of each Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund is equal to the net asset value per share.

Share Class Accounting:  Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective share class of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Each class of shares has proportionate rights as to assets of the respective Funds, and the classes are identical except for ongoing distribution fees. Investor Class shares are subject to distribution fees, whereas Institutional Class shares are not.  All classes have equal voting privileges, except where otherwise required by law or when the Trustees

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determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

Translation of Foreign Currency: Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the daily exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Funds do not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held.  Such fluctuations are included in net realized and unrealized gain on investments in the statement of operations.

Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds’ that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

Note 3. Risks

Micro, Small and Medium Capitalization Risk:  Micro, small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.  The prices of securities of micro, small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies.  Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

Foreign Exchange Rate Risk:  Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity Risk:  Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Micro Cap Fund: An investment in the Micro Cap Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Micro Cap Fund include, but are not limited to:

Micro Cap Company Risk; Equity Market Risk: Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Micro Cap Fund

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portfolio invests in micro capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Liquidity Risk: Some micro cap securities may have few market-makers and low trading volume, which can increase transaction costs and may make it difficult or impossible for the Micro Cap Fund to dispose of a security position at all or at a price which represents current or fair market value.

ETF Tracking Risk:  Investment in the Micro Cap Fund should be made with the understanding that the passive ETFs in which the Micro Cap Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Micro Cap Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs' ability to track their applicable indices.

A number of other risks are associated with an investment in the Micro Cap Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in the Fund’s prospectus.

Small Cap Fund: An investment in the Small Cap Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Small Cap Fund include, but are not limited to:

Small Cap Company Risk: Equity Market Risk: Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Small Cap Fund portfolio invests in small capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Liquidity Risk: Some small cap securities may have few market-makers and low trading volume, which can increase transaction costs and may make it difficult or impossible for the Small Cap Fund to dispose of a security position at all or at a price which represents current or fair market value.

A number of other risks are associated with an investment in the Small Cap Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in the Fund’s prospectus.

Income and Growth Fund: An investment in the Income and Growth Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Income and Growth Fund include, but are not limited to:

Equity Market Risk: Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Income and Growth Fund may invest a portion of

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its portfolio in small and mid capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Foreign Investment Risk: Investing in securities of foreign issuers involves risks not typically associated with U.S. investments, including risks relating to foreign currency values, adverse political, social and economic developments, trading liquidity, volatility, trading markets, taxation and withholding, and differing accounting, auditing and legal standards.

Master Limited Partnership Risks: An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, MLP units are subject to additional tax and/or regulatory risks, whereby changes in current regulation may cause a decline in value.

Preferred Stock Risk: Non-convertible preferred stock is primarily subject to interest rate risk and secondarily equity market risk. Convertible preferred stock is a hybrid that is subject to interest rate risk and an equity market risk which is more material than non-convertible preferred of the same issuer.

Real Estate Industry Risk: Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. As such, REITs and other real estate linked securities may be volatile.

A number of other risks are associated with an investment in the Income and Growth Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in the Fund’s prospectus.

Tactical Market Neutral Fund: An investment in the Tactical Market Neutral Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Tactical Market Neutral Fund include, but are not limited to:

Market Neutral Risk: The Tactical Market Neutral Fund uses short positions in combination with long positions in a market neutral strategy to try to neutralize exposure to the global stock market and capture a positive return, regardless of the direction of the market. The Tactical Market Neutral Fund’s market neutral strategy may result in greater losses or lower positive returns than if the Tactical Market Neutral Fund held only long positions, and the Tactical Market Neutral Fund’s short positions could result in unlimited losses. Although the Investment Adviser’s models were created to improve performance and to reduce overall portfolio risk, there is no guarantee that these models and the Tactical Market Neutral Fund’s market neutral strategy will be successful. The overall performance of the Tactical Market Neutral Fund depends on the net performance of its long and short positions, and it is possible for the Tactical Market Neutral Fund to experience a net loss across all positions. It is also possible that the Tactical Marker Neutral Fund’s long positions will decline in value at the same time that securities underlying the Tactical Market Neutral Fund’s short positions increase in value, thereby increasing potential losses to the Tactical Market Neutral Fund.  The Tactical Market

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Neutral Fund may execute parts of its market neutral strategy by investing across security types and/or geographic markets. This can increase the number of factors that could lead to a lack of correlation between the performance of the long and short positions and therefore result in losses on both sides of the strategy.

Equity Market Risk: Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Tactical Market Neutral Fund may invest a portion of its portfolio in small and mid capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Foreign Investment Risk: Investing in securities of foreign issuers involves risks not typically associated with U.S. investments, including risks relating to foreign currency values, adverse political, social and economic developments, trading liquidity, volatility, trading markets, taxation and withholding, and differing accounting, auditing and legal standards.

Real Estate Industry Risk: Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. As such, REITs and other real estate linked securities may be volatile.

Short Selling Risk:  If a security or other instrument sold short increases in price, the Tactical Market Neutral Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Tactical Market Neutral Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Tactical Market Neutral Fund may not be able to borrow a security that it needs to deliver, or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Tactical Market Neutral Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Tactical Market Neutral Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Tactical Market Neutral Fund may be required to pay in connection with the short sale.

Until the Tactical Market Neutral Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Tactical Market Neutral Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Tactical Market Neutral Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Tactical Market Neutral Fund may not be able to substitute or sell the pledged collateral. Additionally, the Tactical Market Neutral Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Tactical Market Neutral Fund's investment flexibility or other current obligations.

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Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

Underlying Fund Risk:  Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Tactical Market Neutral Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Tactical Market Neutral Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Tactical Market Neutral Fund. Additional risks of investing in ETFs and mutual funds are described below:

ETF Tracking Risk:  Investment in the Tactical Market Neutral Fund should be made with the understanding that the passive ETFs in which the Tactical Market Neutral Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Tactical Market Neutral Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs' ability to track their applicable indices.

Management Risk:  When the Tactical Market Neutral Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Tactical Market Neutral Fund.

Mutual Fund Risk:  Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Tactical Market Neutral Fund.  As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds.  Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the mutual fund's investment objective and may temporarily pursue strategies which are inconsistent with the Tactical Market Neutral Fund's investment objective.

Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Strategies Risk:  Each Underlying Fund is subject to specific risks, depending on the nature of the underlying Fund. These risks could include liquidity risk, sector risk, and

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foreign currency risk, as well as risks associated with fixed income securities and commodities.

A number of other risks are associated with an investment in the Tactical Market Neutral Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in the prospectus.

Note 4. Security Valuations

As described in Note 2, all investments are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, preferred stock, exchange traded funds and real estate investment trusts) - Equity securities are valued by using market

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quotations furnished by a pricing service when the Advisers believe such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Advisers determine that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when illiquid securities are being valued, such securities are valued at fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees and are categorized as Level 3.

The Income and Growth Fund may invest in publicly traded partnership interests (“PTPs”) and MLPs, a subset of PTPs.  PTPs are limited partnerships, the interests in which are known as “units.” PTP units typically trade publicly, like common stocks, and thus may provide the investor more liquidity than ordinary limited partnerships.  Generally, these securities will be classified as Level 1 of value hierarchy.

Money market funds are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2020:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$24,948,445	$ -	$ -	$24,948,445
Short-Term Investment	509,659	-	-	509,659
Total	$25,458,104	$ -	$ -	$25,458,104

The following table presents information about the Income and Growth Fund’s investments measured at fair value as of July 31, 2020:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$6,485,303	$ -	$ -	$6,485,303
Exchange Traded Fund	466	-	-	466
Real Estate Investment Trusts	1,252,246	-	-	1,252,246
Preferred Stock	152,914	-	-	152,914
Publicly Traded Partnership	209,367	-	-	209,367
Short-Term Investment	370,127	-	-	370,127
Total	$8,470,423	$ -	$ -	$8,470,423

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The following table presents information about the Micro Cap Fund’s investments measured at fair value as of July 31, 2020:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$17,100,454	$ -	$ -	$17,100,454
Short-Term Investment	817,433	-	-	817,433
Total	$17,917,887	$ -	$ -	$17,917,887

The following table presents information about the Tactical Market Neutral Fund’s investments measured at fair value as of July 31, 2020:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 104,046	$ -	$ -	$ 104,046
Exchange Traded Note	6,201	-	-	6,201
Short-Term Investment	69,894	-	-	69,894
Total	$ 180,141	$ -	$ -	$ 180,141

Note 5. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Investment Management Agreements (“Advisory Agreements”) between the applicable Adviser and the Trust, Ranger Investment and Ranger International, respectively, are entitled to investment advisory fees, computed daily and payable monthly, of 1.00% per annum of the average daily net assets of Small Cap Fund and Income and Growth Fund, respectively.  Pursuant to the Advisory Agreement, Ranger Investment is entitled to investment advisory fees, computed daily and payable monthly, of 1.25% per annum of the average daily net assets of Micro Cap Fund. Pursuant to the Advisory Agreement, RG Liquid Alts is entitled to investment advisory fees, computed daily and payable monthly, of 1.75% per annum of the average daily net assets of Tactical Market Neutral Fund. For the year ended July 31, 2020, the Advisers earned $240,392, $128,666, $205,191, and $74,729 from the Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund, respectively. For the year ended July 31, 2020, the Advisers waived $77,216, $79,693, $39,526, and $64,033 in fees from the Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund, respectively. At July 31, 2020, the Advisers were owed $19,459, $4,766, and $17,218, from the Small Cap Fund, Income and Growth Fund, and Micro Cap Fund, respectively. At July 31, 2020, the Advisers owed the Tactical Market Neutral Fund $996.

Ranger Investment and Ranger International have each entered into an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreements”), whereby the Advisers have agreed to reduce their fees and reimburse expenses so that the Net Annual Operating Expenses (exclusive of any Rule 12b-1 fees, acquired fund fees and expenses, distribution or shareholder servicing fees, brokerage commissions, interest, taxes and extraordinary expenses) of Small Cap Fund and Income and Growth Fund will not exceed 1.10% and 1.10%, respectively, until November 30, 2020.  Ranger Investment has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2020, to ensure that total annual Micro Cap Fund operating expenses after

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fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. RG Liquid Alts has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2020, to ensure that total annual Tactical Market Neutral Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.99% of average daily net assets.  Each Adviser may recoup any waived or reimbursed amount from each respective Fund pursuant to these Expense Limitation Agreements if such reimbursement does not cause the respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the respective adviser incurred the expenses.  As of July 31, 2020, Ranger Investment is entitled to recapture $224,907 in expenses pursuant to the Expense Limitation Agreement from the Small Cap Fund.  As of July 31, 2020, Ranger International is entitled to recapture $243,113 in expenses pursuant to the Expense Limitation Agreement from the Income and Growth Fund.  As of July 31, 2020, Ranger Investment is entitled to recapture $108,046 in expenses pursuant to the Expense Limitation Agreement from the Micro Cap Fund. As of July 31, 2020, RG Liquid Alts is entitled to recapture $95,320 in expenses pursuant to the Expense Limitation Agreement from the Tactical Market Neutral Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Income and Growth Fund	Micro Cap Fund	Tactical Market Neutral Fund
July 31, 2018	July 31, 2021	$ 77,063	$ 84,377	$ 23,854	N/A
July 31, 2019	July 31, 2022	$ 70,628	$ 79,043	$ 44,666	$ 31,287
July 31, 2020	July 31, 2023	$ 77,216	$ 79,693	$ 39,526	$ 64,033

Each Trustee who is not affiliated with the Trust and/or the Advisers will receive an annual fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings.   The “interested person” who serves as Trustee of the Trust receives no compensation for his services as a Trustee.  None of the executive officers receive compensation from the Trust.

A trading error occurred during the year for RG Tactical Market Neutral Fund, and the Fund was reimbursed in the amount of $22,441.

Note 6. Agreements

Transfer Agent Agreement and Accounting Services Agreement:  Mutual Shareholder Services, LLC (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agent Agreement with the Trust. Under the Transfer Agent Agreement, MSS provides all of the customary services of a transfer agent and dividend disbursing agent.

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In addition, MSS provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust.   As such, MSS provides all necessary administration, bookkeeping and pricing services to each Fund.

For the services rendered to the Funds pursuant to the Transfer Agent Agreement and Accounting Services Agreement, each Fund pays MSS an annual fee based on the average net asset value of the Fund. Each Fund receives a discount depending on the net assets of the Fund. For the year ended July 31, 2020, the Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund incurred $36,423, $35,672, $32,322, and $17,180 in Transfer Agent and Accounting fees, respectively. As of July 31, 2020, the Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund owed $2,650, $2,557, $2,650, and $1,195 in Transfer Agent and Accounting fees, respectively.  The Transfer Agent and Accounting fees are included in the Other Expenses Liability.

12b-1 Plan and Distribution Agreement: The Trust, on behalf of the Funds, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan permits Investor Class shares of each Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets. Institutional Class shares of the Funds are not subject to a 12b-1 fee and do not have a Rule 12b-1 plan. Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.

Arbor Court Capital, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement").  Prior to November 10, 2019, Foreside Fund Services, LLC served as the principal underwriter and national distributor for the shares of the Trust.  Prior to November 10, 2017, Rafferty Capital Markets, LLC served as the principal underwriter and national distributor for the shares of the Trust.  The Trust and the Advisers are not affiliated with the Distributor, Foreside Fund Services, LLC or Rafferty Capital Markets, LLC.

For the period August 1, 2019 through July 1, 2020, the Income and Growth Fund, Investor Class shares, accrued $1,934 in distribution fees.  At July 31, 2020, the Income and Growth Fund, Investor Class shares, owed no distribution fees.

Note 7. Capital Share Transactions

At July 31, 2020, there were unlimited shares authorized at no par value for the Trust (which includes the Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund).  Paid in capital for the year ended July 31, 2020 amounted to $19,530,800, $8,678,813, $16,977,854, and $841,120 for the Small Cap Fund, Income and Growth Fund, Micro Cap Fund, and Tactical Market Neutral Fund, respectively.  The following table summarizes transactions in capital for each respective period or year:

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Small Cap Fund – Institutional Class	Year Ended July 31, 2020		Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	336,306	$ 5,630,704	201,410	$ 3,534,700
Shares Reinvested	58,592	999,000	127,214	1,767,006
Shares Redeemed	(456,227)	(6,816,785)	(250,483)	(4,314,732)
Net Increase (Decrease)	(61,329)	$ (187,081)	78,141	$ 986,974

Income and Growth Fund – Investor Class *	Year Ended July 31, 2020		Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	8,722	$ 112,739	7,764	$ 93,400
Shares Reinvested	2,761	33,758	4,403	52,913
Shares Redeemed	(101,435)	(1,147,535)	(19,850)	(242,922)
Net Decrease	(89,952)	$(1,001,038)	(7,683)	$(96,609)

* As of July 1, 2020, the Income and Growth Fund Investor Class Shares merged into the Institutional Class Shares. The amount of $311 and 29 shares were exchanged from Investor Class to Institutional Class for 28 shares.

Income and Growth Fund – Institutional Class	Year Ended July 31, 2020		Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	50,429	$ 672,981	62,191	$ 735,311
Shares Reinvested	41,626	503,381	47,844	581,021
Shares Redeemed	(386,242)	(4,310,839)	(343,350)	(4,253,470)
Net Decrease	(294,187)	$(3,134,477)	(233,315)	$(2,937,138)

Micro Cap Fund – Institutional Class	Year Ended July 31, 2020		Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	51,227	$ 523,564	229,020	$ 2,274,092
Shares Reinvested	-	-	5,846	48,817
Shares Redeemed	(114,199)	(950,574)	(15,314)	(151,427)
Net Increase (Decrease)	(62,972)	$(427,010)	219,552	$2,171,482

Tactical Market Neutral Fund – Institutional Class	Year Ended July 31, 2020		For the Period July 1, 2019 (Commencement of Investment Operations) through July 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	363,634	$ 3,636,702	394,742	$3,960,571
Shares Reinvested	3,942	39,462	-	-
Shares Redeemed	(710,208)	(6,427,309)	(33,993)	(340,851)
Net Increase (Decrease)	(342,632)	$(2,751,145)	360,749	$3,619,720

The Small Cap Fund, Micro Cap Fund, and Tactical Market Neutral Fund have not issued Investor Class shares.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2020

Note 8. Investments

Small Cap Fund

For the year ended July 31, 2020, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $13,806,595 and $15,104,383, respectively.

Income and Growth Fund

For the year ended July 31, 2020, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $6,434,635 and $10,960,966, respectively.

Micro Cap Fund

For the year ended July 31, 2020, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $7,384,068 and $7,927,599, respectively.

Tactical Market Neutral Fund

For the year ended July 31, 2020, the cost of purchases and the proceeds from sales, other than U.S. Government securities, short-term securities and securities sold short, aggregated $10,367,014 and $12,778,172, respectively. Purchases and sales of securities sold short aggregated $8,984,693 and $6,724,037, respectively.

Note 9. Federal Income Taxes

Small Cap Fund

During the year ended July 31, 2020, a long-term capital gain distribution of $1.11129 per share was paid on December 27, 2019, for shareholders on record as of December 26, 2019, for a total distribution of $1,634,402.

The tax character of distributions paid during the year ended July 31, 2020, was as follows:

Capital Gain

$ 1,634,402

During the year ended July 31, 2019, a long-term capital gain distribution of $2.18383 per share, and a short-term capital gain distribution of $0.09433 per share, was paid on December 28, 2018, for shareholders on record as of December 27, 2018, for a total distribution of $3,067,031.

The tax character of distributions paid during the year ended July 31, 2019, was as follows:

Capital Gain

$ 2,940,031

Ordinary Income

$    127,000

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2020

As of July 31, 2020, for tax purposes the Small Cap Fund’s undistributed net investment loss was $20,980 and its accumulated net realized gain on investments is $1,824,392. The Small Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  In addition, the Small Cap Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.  These reclassifications have no effect on net assets or net asset values per share.  Accordingly, during the year ended July 31, 2020, amounts have been reclassified to reflect an increase in distributable earning of $120,924, and a corresponding decrease in accumulated paid in capital of $120,924.

Income and Growth Fund

Investor Class

During the period August 1, 2019 through July 1, 2020, an ordinary income distribution of $0.10343 per share and return of capital of $0.03537 per share were paid on September 27, 2019, for shareholders on record as of September 26, 2019 for a total distribution of $12,453. An ordinary income distribution of $0.09103 per share and a return of capital distribution of $0.04927 per share, were paid on December 27, 2019, for shareholders on record as of December 26, 2019, for a total distribution of $11,573.  An ordinary income distribution of $0.097 per share and a return of capital distribution of $0.0338 per share, were paid on March 30, 2020, for shareholders on record as of March 27, 2020, for a total distribution of $9,729. An ordinary income distribution of $0.115 per share was paid on June 29, 2020, for shareholders on record as of June 26, 2020, for a total distribution of $3.

The tax character of distributions paid during the year ended July 31, 2020, was as follows:

Ordinary Income

$   24,007

Return of Capital

$     9,751

During the year ended July 31, 2019, an ordinary income distribution of $0.11176 per share, return of capital of $0.03074 per share was paid on September 27, 2018, for shareholders on record as of September 26, 2018 for a total distribution of $13,542.  An ordinary income distribution of $0.08078 per share, a return of capital distribution of $0.06652 per share, were paid on December 28, 2018, for shareholders on record as of December 27, 2018, for a total distribution of $13,249.  An ordinary income distribution of $0.09714 per share, a return of capital distribution of $0.03726 per share, were paid on March 28, 2019, for shareholders on record as of March 27, 2019, for a total distribution of $12,285.  An ordinary income distribution of $0.1478 per share was paid on June 27, 2019, for shareholders on record as of June 26, 2019, for a total distribution of $13,837.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2020

The tax character of distributions paid during the year ended July 31, 2019, was as follows:

Ordinary Income

$   40,603

Return of Capital

$   12,310

Institutional Class

During the year ended July 31, 2020, an ordinary income distribution of $0.11056 per share, return of capital of $0.02824 per share was paid on September 27, 2019, for shareholders on record as of September 26, 2019 for a total distribution of $140,872.  An ordinary income distribution of $0.09772 per share, a return of capital distribution of $0.04258 per share, were paid on December 27, 2019, for shareholders on record as of December 26, 2019, for a total distribution of $144,426. An ordinary income distribution of $0.10529 per share and a return of capital distribution of $0.02551 per share, were paid on March 30, 2020, for shareholders on record as of March 27, 2020, for a total distribution of $135,696 An ordinary income distribution of $0.08654 per share and a return of capital distribution of $0.02846 per share, were paid on June 29, 2020, for shareholders on record as of June 26, 2020, for a total distribution of $85,720.

The tax character of distributions paid during the year ended July 31, 2020, was as follows:

Ordinary Income

$ 386,541

Return of Capital

$ 120,173

During the year ended July 31, 2019, an ordinary income distribution of $0.13015 per share, return of capital of $0.01235 per share was paid on September 27, 2018, for shareholders on record as of September 26, 2018 for a total distribution of $159,094.  An ordinary income distribution of $0.09746 per share, a return of capital distribution of $0.04984 per share, were paid on December 28, 2018, for shareholders on record as of December 27, 2018, for a total distribution of $166,048.  An ordinary income distribution of $0.09711 per share, a return of capital distribution of $0.03729 per share, were paid on March 28, 2019, for shareholders on record as of March 27, 2019, for a total distribution of $136,909.  An ordinary income distribution of $0.1478 per share was paid on June 27, 2019, for shareholders on record as of June 26, 2019, for a total distribution of $151,060.

The tax character of distributions paid during the year ended July 31, 2019, was as follows:

Ordinary Income

$ 505,153

Return of Capital

$ 107,958

As of July 31, 2020, for tax purposes the Income and Growth Fund’s accumulated net investment loss was $74,639, and its net accumulated net realized loss of $1,068,518. Additionally, the Income and Growth Fund has elected to defer 2019 post October capital losses of $483,569. The Income and Growth Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2020

realized gains/losses determined in accordance with income tax rules. These reclassifications have no effect on net assets or net asset values per share.

Micro Cap Fund

No distributions were paid during the year ended July 31, 2020.

During the year ended July 31, 2019, an ordinary income distribution of $0.03085 per share, was paid on December 28, 2018, for shareholders on record as of December 27, 2018, for a total distribution of $48,817.

The tax character of distributions paid during the year ended July 31, 2019, was as follows:

Ordinary Income

$ 48,817

As of July 31, 2020, for tax purposes the Micro Cap Fund’s undistributed net investment loss was $17,752, and its net accumulated net realized loss was $631,173.  Additionally, the Micro Cap Fund has elected to defer 2019 post October capital losses of $1,103,179.  The Micro Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  In addition, the Micro Cap Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.  These reclassifications have no effect on net assets or net asset values per share.  Accordingly, during the year ended July 31, 2020, amounts have been reclassified to reflect an increase in distributable earning of $143,664, and a corresponding decrease in accumulated paid in capital of $143,664, which primarily resulted from net operating losses.

Tactical Market Neutral Fund

During the year ended July 31, 2020, an ordinary income distribution of $0.03457 per share, a long-term capital gain distribution of $0.00005 per share, and a short-term capital gain distribution of $0.02889 per share, was paid on December 27, 2019, for shareholders on record as of December 26, 2019, for a total distribution of $39,462.

The tax character of distributions paid during the year ended July 31, 2020, was as follows:

Ordinary Income

$ 39,431

Capital Gain

$        31

No distributions were paid from July 1, 2019 (commencement of investment operations) through July 31, 2019.

As of July 31, 2020, for tax purposes the Tactical Market Neutral Fund’s undistributed net investment loss was $30,911, and its net accumulated net realized loss was $18,002.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2020

Additionally, the Tactical Market Neutral Fund has elected to defer 2019 post October capital losses of $638,006. The Tactical Market Neutral Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  In addition, the Tactical Market Neutral Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.  These reclassifications have no effect on net assets or net asset values per share.  Accordingly, during the year ended July 31, 2020, amounts have been reclassified to reflect an increase in distributable earning of $27,455, and a corresponding decrease in accumulated paid in capital of $27,455, which primarily resulted from net operating losses.

Note 10. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of July 31, 2020, R. E. Smith Sub S Trust held approximately 41.22% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund.  As of July 31, 2020, Charles Schwab & Co., Inc. held in omnibus accounts for the benefit of others, approximately 66.67% of the voting securities of the Income and Growth Fund and may be deemed to control the Income and Growth Fund. Included in the Charles Schwab & Co., Inc.’s omnibus account, with respect to the Income and Growth Fund, William Andersen, c/o Ranger International Management, LP, 263 Market Square, Suite B, Lake Forest, IL 60045, a portfolio manager for the Income and Growth Fund, owned 45.78% of the Income and Growth Fund as of July 31, 2020. As of July 31, 2020, Little Woody Ltd. held approximately 27.79% of the voting securities of the Micro Cap Fund and may be deemed to control the Micro Cap Fund.  As of July 31, 2020, Dortmund Ltd. held approximately 26.96% of the voting securities of the Micro Cap Fund and may be deemed to control the Micro Cap Fund. As of July 31, 2020, Ranger Capital Group Holdings L.P. held approximately 64.18% of the voting securities of the Tactical Market Neutral Fund and may be deemed to control the Tactical Market Neutral Fund. However, the above ownership does not constitute control with respect to the SEC's auditor independence rules.

Note 11. Market Risk

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2020

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Note 12.  Underlying Investment In Other Investment Companies

The Tactical Market Neutral Fund invested a portion of its assets in First American Government Obligations Fund – Class Z.  The performance of the Tactical Market Neutral Fund will be directly affected by the performance of this asset. The financial statements of First American Government Obligations Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Tactical Market Neutral Fund’s financial statements. As of July 31, 2020, the percentage of the Tactical Market Neutral Fund’s net assets invested in First American Government Obligations Fund – Class Z was 45.17%.

Note 13. Subsequent Events

On August 4, 2020, the Board approved certain changes to the Tactical Market Neutral Fund's fundamental industry concentration policy and diversification sub classification, subject to shareholder approval. The Board amended the fund's industry concentration policy to require that the fund invest more than 25% of its net assets in the precious metals industry under normal circumstances; and changed the fund’s sub classification to non-diversified. Shareholders approved these changes with effect as of August 24, 2020.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Ranger Funds Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ranger Small Cap Fund, Ranger Quest for Income and Growth Fund, Ranger Micro Cap Fund, and RG Tactical Market Neutral Fund (collectively, the Funds), each a series of Ranger Funds Investment Trust, including the schedules of investments, as of July 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (year ended July 31, 2020 and the period from July 1, 2019 (commencement of operations) to July 31, 2019 for RG Tactical Market Neutral Fund), and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended (each of the years in the two-year period ended July 31, 2020 and the period from June 6, 2018 (commencement of operations) to July 31, 2018 for Ranger Micro Cap Fund, and the year ended July 31, 2020 and the period from July 1, 2019  to July 31, 2019 for RG Tactical Market Neutral Fund). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended (year ended July 31, 2020 and the period from July 1, 2019 to July 31, 2019 for RG Tactical Market Neutral Fund), and the financial highlights for each of the years in the five-year period then ended (each of the years in the two-year period ended July 31, 2020 and the period from June 6, 2018  to July 31, 2018 for Ranger Micro Cap Fund, and the year ended July 31, 2020 and the period from July 1, 2019  to July 31, 2019 for RG Tactical Market Neutral Fund) in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ranger Funds investment companies since 2014.

Denver, Colorado
September 21, 2020

RANGER FUNDS INVESTMENT TRUST

EXPENSE ILLUSTRATION

JULY 31, 2020 (UNAUDITED)

 Expense Example

As a shareholder of the Funds, you incur ongoing costs, which typically consist of management fees, 12b-1 fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, February 1, 2020 through July 31, 2020 for Ranger Small Cap Fund, and Ranger Quest for Income and Growth Fund, Ranger Micro Cap Fund, and RG Tactical Market Neutral Fund.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ranger Small Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2020	July 31, 2020	February 1, 2020 to July 31, 2020

Actual	$1,000.00	$1,058.93	$5.63
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.39	$5.52

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

RANGER FUNDS INVESTMENT TRUST

EXPENSE ILLUSTRATION (CONTINUED)

JULY 31, 2020 (UNAUDITED)

Ranger Quest for Income and Growth Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2020	July 31, 2020	February 1, 2020 to July 31, 2020

Actual	$1,000.00	$888.73	$5.17
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.39	$5.52

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Ranger Micro Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2020	July 31, 2020	February 1, 2020 to July 31, 2020

Actual	$1,000.00	$1,033.93	$7.59
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.40	$7.52

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

RG Tactical Market Neutral Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2020	July 31, 2020	February 1, 2020 to July 31, 2020

Actual	$1,000.00	$848.91	$17.88
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,005.52	$19.40

* Expenses are equal to the Fund's annualized expense ratio of 3.89%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(a) Expenses excluding interest expense and dividend expense (0.81% and 1.07%, respectively) was 1.99%.

RANGER FUNDS INVESTMENT TRUST

TRUSTEES & OFFICERS

JULY 31, 2020 (UNAUDITED)

Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (since 2005).	4	None
Kenneth Scott Canon Year of Birth: 1962	President (since September 2011)	President, Ranger Capital Group Holdings, L.P. (since 2001)	N/A	N/A
Nimrod Hacker Year of Birth: 1968	Secretary (since September 2011)	General Counsel, Ranger Capital Group Holdings, L.P. (since 2001)	N/A	N/A
Joseph W. Thompson Year of Birth: 1959	Treasurer (since September 2011)	COO/CFO, Ranger Capital Group Holdings, L.P. (since 2002)	N/A	N/A
Mark Hasbani Year of Birth: 1988	Chief Compliance Officer (since June 2018)

Deputy Chief Compliance Officer, Ranger Capital Group Holdings, L.P. (since October 2017 to Present)

Senior Associate, Blue River Partners, LLC, a compliance consulting firm for investment advisers (January 2016 to June 2017)

Credit Risk Officer, State Street (May 2015 to November 2015)

Compliance Analyst, State Street (November 2014 to May 2015)

Law Clerk, Donoghue, Barrett & Singal (October 2013 to August 2014)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Curtis A. Hite Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Holdco, Inc. (since July 2018) and CEO, Improving Holdings LLC (2007- July 2018), a technology consulting company.	4	None
Benjamin C. Bell, Jr. Year of Birth: 1959	Independent Trustee (since March 2014)	President, Southwest Region, The Signatry, a non-profit Christian foundation (since November 2018); CEO, Christmas Morning Interests, Inc., a consulting company (since 1997); Managing Member, William K. Woodruff & Co, LLC, a registered investment adviser (2009-2018).	4	None

* The address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201.

** The term of office for each Trustee and Officer listed above will continue indefinitely.

** *The term “Fund Complex” refers to Ranger Funds Investment Trust.

RANGER FUNDS INVESTMENT TRUST

ADDITIONAL INFORMATION

JULY 31, 2020 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-PORT’s are available on the SEC’s website at http://sec.gov.  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-458-4744.

Change of Fund Distributor

On September 23, 2019, the Board of Trustees (the “Board” or “Trustees”) terminated the distribution agreement and corresponding services of Foreside Fund Services, LLC and approved the distribution agreement and distributor services of Arbor Court Capital, LLC (“Arbor Court”).  Accordingly, Arbor Court initiated its services as the distributor of the Funds on November 10, 2019.

Independent Registered Public Accounting Firm	KPMG LLP 1225 17th Street, Suite 800 Denver, CO 80202	Legal Counsel	Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank National Association 425 Walnut St., 6th Floor Cincinnati, OH 45202	Transfer Agent	Mutual Shareholder Services LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147
Distributor	Arbor Court Capital, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2020

$ 65,100

FY 2019

$ 61,590

(b)

Audit-Related Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2020

$ 26,200

FY 2019

$ 25,250

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2020

$ 26,200

FY 2019

$ 25,250

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ranger Funds Investment Trust

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 2, 2020

By  /s/ Joseph W. Thompson

     Joseph W. Thompson

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 2, 2020